A MESSAGE FROM THE PRESIDENT

Dear Shareholder

Securities markets rebounded in 1995, and typically finished the year with returns far above those of 1994. Shareholders of the Principal Special Markets Fund benefited from these strong markets. The Fund's two portfolios--Mortgage-Backed Securities Portfolio and International Securities Portfolio--posted double-digit returns for the one-year period ending 12/31/95. The Funds returned 19.26% and 12.02%, respectively.

Marty Schafer--Mortgage-Backed Securities Portfolio
"Though rates did not fall as much in 1995 as they rose in 1994, it was a still a favorable year for fixed-income securities. U.S. Treasury securities with maturities between three and ten years rallied anywhere from 225 basis points to as many as 260 basis points. The drop in interest rates combined with the Fund's controlled duration, contributed to superior investment results. At this time, mortgage-backed security spreads seem priced for higher volatility coupled with the possibility of increasing prepayments. Looking forward, we will maintain our disciplined investment approach in hopes of producing good long-term total returns."

Scott Opsal--International Securities Portfolio
"International stock markets performed fairly well in 1995, but their gains were overshadowed by the spectacular run in U.S. equities. Europe was the strongest international region, as it was up over 20% for the year. Japanese markets were essentially flat and the category of emerging markets lost 7% lead by a drop in Latin America of 15%. Last year, markets which offered good economic investment values beat overpriced markets almost across the board. Entering 1996, Europe continues to command most of our attention due to ongoing economic growth and falling interest rates. Asia appears fairly valued, and thus is not able to bite into our European weighting. At this time we view Mexico as too unpredictable, so our interest in this area remains light. Though Japan did reach more reasonable levels during the past year, it rebounded so quickly and strongly that investment there currently looks uninteresting to us."

We hope you find this Annual Report informative. We look forward to another fine year in 1996. Please feel free to contact us at (800) 521-1502 if you have any questions.

Sincerely,



Stephan L. Jones
President

INDEX TO REPORT FOR
PRINCIPAL SPECIAL MARKETS FUND, INC.



                                                                            Page
Statements of Assets and Liabilities......................................    2
Statements of Operations .................................................    3
Statements of Changes in Net Assets.......................................    4
Notes to Financial Statements.............................................    5
Schedules of Investments .................................................    8
Financial Highlights......................................................   12
Report of Independent Auditors............................................   13
Federal Income Tax Information............................................   14

December 31, 1995

STATEMENTS OF ASSETS AND LIABILITIES

PRINCIPAL  SPECIAL MARKETS FUND, INC.

                                                                                International                 Mortgage-Backed
                                                                                  Securities                    Securities
                                                                                  Portfolio                      Portfolio


    Assets
    Investment in securities -- at value (cost -- $15,474,733
       and $14,116,194, respectively) (Note 4).......................             $17,288,230                  $14,243,770
    Cash.............................................................                  13,456                      235,170
    Dividends and interest receivable................................                  45,869                       84,644
    Other assets.....................................................                     111                          128

                                                        Total Assets               17,347,666                   14,563,712


    Liabilities
    Accrued expenses.................................................                  27,136                       18,817
    Payables:
       Dividends to shareholders.....................................                 --                            21,847
       Investment securities purchased...............................                  69,396                       --

                                                   Total Liabilities                   96,532                       40,664


    Net Assets Applicable to Outstanding Shares     .................             $17,251,134                  $14,523,048




    Capital Stock (par value: $.01 a share)
    Shares authorized................................................             100,000,000                  100,000,000
    Shares issued and outstanding....................................               1,474,162                    1,427,438

    Net Asset Value Per Share   .....................................                  $11.70                       $10.17




    Net Assets Consist of:
    Capital Stock....................................................           $     14,742               $        14,274
    Additional paid-in capital.......................................              15,225,941                   15,456,231
    Accumulated overdistributed net investment income................                 (97,960)                     --
    Accumulated undistributed net realized gain (loss) from:
       Investment transactions.......................................                 297,589                   (1,075,033)
       Foreign currency transactions.................................                  (3,282)                      --
    Net unrealized appreciation of investments.......................               1,813,497                      127,576
    Net unrealized appreciation on translation of assets and
       liabilities in foreign currencies.............................                     607                       --

                                                    Total Net Assets              $17,251,134                  $14,523,048



   See accompanying notes.

  Year Ended December 31, 1995

  STATEMENTS OF OPERATIONS

  PRINCIPAL  SPECIAL MARKETS FUND, INC.

                                                                                International                 Mortgage-Backed
                                                                                  Securities                    Securities
                                                                                  Portfolio                      Portfolio


    Net Investment Income
    Income:
       Dividends.....................................................            $   446,386                   $    --
       Less: Withholding tax on foreign dividends....................                (52,376)                       --
       Interest......................................................                 42,252                       970,720

                                                       Total Income                  436,262                       970,720
    Expenses:
       Management and investment advisory fees (Note 3)    ..........                146,209                        61,455

                                                Net Investment Income                290,053                       909,265

    Net Realized and Unrealized Gain (Loss) on Investments
    and Foreign Currency
    Net realized gain (loss) from:
       Investment transactions.......................................                962,249                      (299,517)
       Foreign currency transactions.................................                 (3,282)                       --
    Net increase in unrealized appreciation/ depreciation on:
       Investments...................................................                620,454                     1,764,884
       Translation of assets and liabilities in foreign currencies...                     34                        --



                                Net Realized and Unrealized Gain on
                                   Investments and Foreign Currency                1,579,455                     1,465,367


                                          Net Increase in Net Assets
                                           Resulting from Operations              $1,869,508                   $2,374,632

   See accompanying notes.

Years Ended December 31

STATEMENTS OF CHANGES IN NET ASSETS

PRINCIPAL SPECIAL MARKETS FUND, INC.

                                                                                 International                Mortgage-Backed
                                                                                  Securities                    Securities
                                                                                   Portfolio                     Portfolio



                                                                                 1995         1994             1995           1994
    Operations
    Net investment income............................................           $  290,053   $   153,520  $   909,265   $ 1,497,893
    Net realized gain (loss) from investment transactions............              962,249     1,155,739     (299,517)     (775,513)
    Net realized (loss) from foreign currency transactions...........               (3,282)      (61,574)     --            --
    Net increase (decrease) in unrealized appreciation/depreciation on investments and translation of assets and liabilities in
       foreign currencies............................................              620,488    (2,325,292)    1,764,884   (1,838,174)

                               Net Increase (Decrease) in Net Assets
                                           Resulting from Operations             1,869,508    (1,077,607)    2,374,632   (1,115,794)



    Dividends and Distributions to Shareholders
    From net investment income.......................................             (142,902)     (153,520)    (909,265)   (1,497,893)
    Excess distribution of net investment income (Note 1)............              (97,960)     (174,931)      --         --
    From net realized gain on investments and
       foreign currency transactions.................................           (1,015,198)     (680,385)     --          --

                                                                                (1,256,060)   (1,008,836)    (909,265)   (1,497,893)

    Capital Share Transactions (Note 5)
    Shares sold .....................................................              100,000       --           --          2,500,000
    Shares issued in reinvestment of dividends
       and distributions.............................................              996,091       790,090      739,171     1,168,333
    Shares redeemed  ................................................              --            --         (2,395,23)  (10,649,933)

                          Net Increase (Decrease) in Net Assets from
                                          Capital Share Transactions             1,096,091       790,090    (1,656,064)  (6,981,600)

                                           Total Increase (Decrease)             1,709,539    (1,296,353)     (190,697)  (9,595,287)



    Net Assets
    Beginning of period..............................................            15,541,595   16,837,948    14,713,745   24,309,032

    End of period (including overdistributed net
       investment income as set forth below).........................           $17,251,134  $15,541,595   $14,523,048  $14,713,745



    Overdistributed Net Investment Income     ................                  $   (97,960) $  (114,791)  $ --         $ --

     See accompanying notes.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL SPECIAL MARKETS FUND, INC.

Note 1 -- Significant Accounting Policies

Principal Special Markets Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company and operates in the mutual fund industry. The Fund currently consists of two portfolios (known as the International Securities and Mortgage-Backed Securities Portfolios).

The Fund values securities for which market quotations are readily available at market value, which is determined using the last reported sale price or, if no sales are reported, as is regularly the case for some securities traded over-the-counter, the last reported bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to certain debt securities and preferred stocks, the investments are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data and other factors relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Fund's Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market.

With respect to the International Securities Portfolio, the value of foreign securities in foreign currency amounts is expressed in U.S. dollars at the closing daily rate of exchange. The identified cost of the portfolio holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation.

Since the carrying amount of the foreign securities of the International Securities Portfolio is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

The Fund records investment transactions generally one day after the trade date. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. Dividends are taken into income on an accrual basis as of the ex-dividend date and interest income is recognized on an accrual basis.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

With respect to the Mortgage-Backed Securities Portfolio, all net investment income is declared as a dividend daily to shareholders of record as of that day, and all distributions of realized gains from investment transactions are recorded on the ex-dividend date. Dividends and distributions to shareholders of the International Securities Portfolio are recorded on the ex-dividend date.

Dividends and distributions to shareholders from net investment income and net realized gain from investment and foreign currency transactions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e. that they result from other than timing of recognition
- "temporary"), such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Reclassifications made for the years ended December 31, 1995 and 1994 were not material.

Due to the timing of dividend distributions and the differences in accounting for income and realized gains (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) are recorded for financial statement purposes by the portfolio. The differences between the income and gains distributed on a book versus tax basis are shown as excess distributions of net investment income and net realized gain on investments in the accompanying Statements of Changes in Net Assets.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 -- Federal Income Taxes

No provision for federal income taxes is considered necessary because the Fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year, substantially all of its net investment income and realized capital gains to shareholders. The cost of investments for federal income tax reporting purposes is approximately the same as that for financial reporting purposes.

At December 31, 1995, Principal Special Markets Mortgage-Backed Securities Portfolio had a net capital loss carryforward of approximately $1,075,000 expiring in 2002 and 2003.

Note 3 -- Management Agreement and Transactions With Affiliates

The Fund has agreed to pay investment advisory and management fees to Princor Management Corporation (wholly owned by Princor Financial Services Corporation, a subsidiary of Principal Mutual Life Insurance Company) (the "Manager") and to Invista Capital Management, Inc. ("Invista"), an indirect wholly-owned subsidiary of Principal Mutual Life Insurance Company, pursuant to a sub-advisory agreement. Invista has agreed to assume the obligations of the Manager to provide investment advisory services for the Fund in return for the advisory fee paid by the Fund and to reimburse the Manager for the other costs it incurs under the management agreement. The annual rate used in this calculation for the International Securities Portfolio and the Mortgage-Backed Securities Portfolio is .90% and .45%, respectively, of the average daily value of each portfolio's net assets.

Brokerage commissions were paid to an affiliate by the International Securities Portfolio in the amount of $2,888 during the year ended December 31, 1995. No brokerage commissions were paid to this affiliate during the year ended December 31, 1994.

At December 31, 1995, Principal Mutual Life Insurance Company owned shares of the Fund's portfolios as follows:

   International Securities Portfolio              1,163,843
   Mortgage-Backed Securities Portfolio            1,180,567

 Note 4 -- Investment Transactions

For the year ended December 31, 1995, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. government securities) by the Fund were as follows:

                                                Purchases            Sales

     International Securities Portfolio         $7,199,936        $7,245,885
     Mortgage-Backed Securities Portfolio          948,531           302,720

At December 31, 1995, net unrealized appreciation of investments by the Fund was composed of the following:
                                                                 Net Unrealized
                                  Gross Unrealized                Appreciation
                            Appreciation     (Depreciation)     of Investments

International
  Securities Portfolio      $3,112,559        $(1,299,062)         $1,813,497
Mortgage-Backed
  Securities Portfolio       200,793            (73,217)              127,576

At December 31, 1995, Principal Special Markets Fund, Inc. - International Securities Portfolio held the following securities which may require registration under the Securities Act of 1933 or an exemption therefrom in order to effect a sale in the ordinary course of business.

                                                      Value at       Value as a
                                 Date of            December 31,   Percentage of
     Security Description      Acquisition   Cost       1995         Net Assets

 Alfa SA; Convertible
      Subordinated Debentures    9/26/95   $199,250   $196,000          1.14%
 Royal Plastics Group           11/23/94     58,057    102,816           .59%
 Voest-Alpine Stahl             10/27/95    103,583     97,574           .56%

                                                       396,390          2.29%

The Mortgage-Backed Securities Portfolio's investments are with various issuers; while the International Securities Portfolio's investments are with various issuers in various industries. The Schedules of Investments contained herein summarize the concentration of credit risk for Mortgage-Backed Securities Portfolio by issuers and International Securities Portfolio by country, industry and issuer.

Note 5 -- Capital Share Transactions

Transactions in Capital Stock by portfolio were as follows:

                                         International        Mortgage-Backed
                                     Securities Portfolio  Securities Portfolio

Year Ended December 31, 1995:
Shares sold   ......................      9,107                    --
Shares issued in reinvestment of
   dividends and distributions .....     88,579                   75,504
Shares redeemed   ..................      --                    (262,636)

           Net Increase (Decrease)       97,686                 (187,132)


Year Ended December 31, 1994:
Shares sold   ......................      --                     246,548
Shares issued in reinvestment of
   dividends and distributions .....     67,888                  123,599
Shares redeemed   ..................      --                  (1,161,754)

           Net Increase (Decrease)       67,888                 (791,607)


Note 6 -- Line of Credit

The Fund has an unsecured line of credit with a bank which allows each portfolio to borrow up to $500,000. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio, based on its borrowings, at a rate equal to the bank's Fed Funds Unsecured Rate plus 100 basis points. Additionally, a commitment fee is charged at the annual rate of .25% on the line of credit. At December 31, 1995, the Fund had no outstanding borrowings under the line of credit.

December 31, 1995
SCHEDULES OF INVESTMENTS


PRINCIPAL SPECIAL MARKETS FUND, INC.
International Securities Portfolio

                                       Shares
                                        Held           Value

Common Stocks (96.50%)


AUSTRALIA (4.92%)

Commercial Banks  (2.47%)
   National Australia Bank, Ltd.      47,255    $      425,332

Crude Petroleum & Natural
Gas (0.58%)
   Ampolex Ltd.                       45,600(a)         99,726

Gas Production &
Distribution  (0.91%)
   Australia Gas & Light              42,000           157,774

Miscellaneous Food & Kindred
 Products (0.96%)
   Burns, Philp & Co., Ltd.           73,998           165,684

                                                       848,516
AUSTRIA (2.31%)

Blast Furnace & Basic Steel
Products (0.56%)
   Voest - Alpine Stahl                3,400(b)         97,574

Gas Production & Distribution (1.16%)
   Omv AG                              2,300           199,846

Railroad Equipment (0.59%)
   Vae AG                              1,200           101,288

                                                       398,708
CANADA  (1.03%)

Coal Mining Services (0.44%)
   Morgan Hydrocarbons, Inc.          25,000(a)         76,072

Miscellaneous Plastics Products,
NEC (0.59%)
   Royal Plastics Group                7,100(a)(b)     102,816

                                                       178,888
CHILE (0.62%)

Telephone Communication (0.62%)
   Compania De
     Telecomunicaciones ADR            1,300           107,738

DENMARK (0.92%)

Telephone Communication  (0.92%)
   Tele Danmark B                      2,900           158,559

FINLAND (4.15%)

Forest Products (0.43%)
   Metsa-Serla                         2,400            74,067

Miscellaneous Wood Products (0.63%)
   Enso-Gutzeit                       16,300           108,867

Pulp Mills (1.23%)
   Kymmene                             8,000           211,884

Sugar & Confectionary
Products (0.67%)
   Huhtamake I Free                    4,800           116,075

Telephone Communication (1.19%)
   Nokia Corp.  Class A ADR            5,300           206,037

                                                       716,930
FRANCE (2.03%)

Drugs (2.03%)
   Roussel-Uclaf                       2,060           349,625

GERMANY (4.27%)

Flat Glass (0.37%)
   Weru AG                               180            63,510

Industrial Inorganic
Chemicals (1.85%)
   Bayer AG                            1,200           319,267

Miscellaneous Chemical
Products (2.05%)
   Hoechst  AG                         1,300           354,229

                                                       737,006
GREECE (0.51%)

Central Reserve Depositories (0.51%)
   Ergo Bank                           2,200            87,834

HONG  KONG (5.17%)

Communications Equipment (0.29%)
   ABC Communications Holdings Ltd.  278,000            50,337

Electric Services (0.54%)
   CEP-A Consolidated Electric
     Power-Asia                       51,200            93,037

Electronic Components
& Accessories (0.50%)
   Varitronix                         47,000            87,229

Holding Offices (1.09%)
   First Pacific Co., Ltd.           168,893           187,854

Miscellaneous Textile Goods (0.44%)
   Espirit Asia                      220,000            75,402

Office Furniture (0.55%)
   Lamex Holdings                    382,000            94,364

Personal Credit Institutions (0.65%)
   Manhattan Card Co.                263,000           112,249

Security Brokers & Dealers (1.11%)
   Peregrine Investment Holdings     148,000           191,414

                                                       891,886

INDIA (0.78%)

Coppor Ores (0.78%)
   Reliance Industries                 9,600(a)        134,400


INDONESIA (1.34%)

Broadwoven Fabric Mills,
Cotton (0.51%)
   Roda Vivatex                      150,000            88,566

Miscellaneous Furniture
& Fixtures (0.28%)
   PT Surya Toto                      22,200            48,547

Pulp Mills (0.55%)
   Asia Pacific Resources             20,000(a)         95,000

                                                       232,113
ITALY (2.87%)

Metalworking Machinery (0.19%)
   Danieli & Co.-DR                   12,400           33,6110

Telephone Communication (2.68%)
   Telecom Italia-DI                 203,000           248,504
   Telecom Italia Mobile             203,000(a)        213,698
                                                       462,202

                                                       495,812
JAPAN (1.03%)

Computer & Office Equipment (0.21%)
   Canon, Inc.                         2,000            36,258

Electronic Components
& Accessories (0.43%)
   Murata Mfg.                         2,000            73,678

Engines & Turbines (0.39%)
   Mabuchi Motor                       1,100            68,462

                                                       178,398
KOREA (2.06%)

Concrete Work (0.60%)
   Hanil Cemet                         1,800           104,418

Construction & Related
Machinery (0.56%)
   Keumkang                            1,300            97,032

Electric Services (0.90%)
   Korea Electric Power Corp.          3,900           154,849

                                                       356,299
MALAYSIA (0.55%)

Holding Offices (0.55%)
   C. I. Holdings                     27,000            95,711

MEXICO (1.88%)

Aircraft & Parts (0.19%)
   Cemex SA NPV                        9,928            32,987

Cement, Hydraulic (0.47%)
   Apasco SA                          20,000            81,897

Commercial Banks (0.24%)
   Groupo Financiero Bancomer
     Series B                        141,000(a)         39,712
   Groupo Financiero Bancomer
     Series L                          5,222(a)          1,342

                                                        41,054
Department Stores (0.18%)
   Sears Roebuck De Mexico SA         13,200(a)         30,804

Miscellaneous Food Kindred
 Products (0.06%)
   Grupo Herdez SA                    45,000(a)          9,812

Telephone Communication (0.74%)
   Telefonos De Mexico SA ADR          4,000           127,500

                                                       324,054
NETHERLANDS (14.53%)

Beer, Wine, & Distilled
Beverages (0.55%)
   Heineken Holdings                     575            94,339

Commercial Banks (2.05%)
   ABN - Amro Holdings NV              7,746           353,234

Communications Services, NEC (1.99%)
   KPN Royal PTT Nederland             9,472           344,493

Electric Light & Wiring
Equipment (0.52%)
   Otra NV                             5,000            88,896

Electronic Distribution
Equipment (1.76%)
   Phillips Electronics                8,400           303,932

Grocery Stores (1.40%)
   Koninklijke Ahold NV                5,903           241,204

Meat Products (2.40%)
   Unilever NV                         2,950           414,990

Miscellaneous Durable Goods (2.03%)
   Hagemeyer NV                        6,700           350,258

Miscellaneous Transporation
Services (0.68%)
   Koninklijke Pakhoed NV              4,253           117,005

Special Industry Machinery (1.15%)
   IHC Caland NV                       5,900           198,754

                                                     2,507,107
NEW ZEALAND (2.67%)

Beverages  (1.19%)
   Lion Nathan                        86,000           205,213

Household Appliances  (0.97%)
   Fisher & Paykel                    55,000           167,198

Miscellaneous Manufacturers  (0.51%)
   Carter Holt Harvey Ltd.            41,000            88,453

                                                       460,864
NORWAY (3.47%)

Commercial Banks (0.71%)
   Christiana Bank                    52,000           121,813

Drugs (0.46%)
   Hafslund Nycomed                    3,113            79,083

Meat Products  (1.58%)
   Orkla B                             5,700           272,466

Ship & Boat Building &
Repairing (0.72%)
   Unitor Ships Service                9,100           125,312

                                                       598,674
SINGAPORE (1.05%)

Electric Light & Wiring
Equipment (0.26%)
   Clipsal Industries Holdings        20,000            45,200

Electronic Components &
Accessories (0.79%)
   Amtek Engineering                  94,500           136,960

                                                       182,160
SPAIN (6.03%)

Combination Utility
Services  (0.76%)
   Iberdrola 1 SA                     14,300           130,840

Commercial Banks (1.79%)
   Banco Popular                       1,675           308,861

Oil & Gas Field Services (2.30%)
   Repsol Petroleo, SA                12,100           396,464

Telephone Communication (1.18%)
   Telefonica De Espana, SA           14,700           203,567

                                                     1,039,732
SWEDEN (7.89%)

Commercial Banks (1.98%)
   Svenska Handelsbanken AB Free      17,050           342,173

Household Audio & Video
 Equipment (0.71%)
   SKF 'B' Free                        6,400           122,646

Miscellaneous Transporation
Equipment (0.73%)
   Autoliv AB                          2,150           125,876

Motor Vehicles & Equipment (1.39%)
   Volvo AB                           11,700           240,101

Plastic Materials &
Synthetics  (1.43%)
   Astra AB                            6,200           246,046

Water Transporation of
Freight, NEC (1.65%)
   Argonaut AB 'B' Free               25,000(a)         37,535
   ICB Shipping AB 'B' Free           28,666           246,553

                                                       284,088

                                                     1,360,930
SWITZERLAND (11.10%)

Combination Utility Services (1.15%)
   BBC AG (Brown Boveri)                 170           197,975

Drugs (2.11%)
   Galenica Holdings AG                  350           106,461
   Sandoz AG                             280           256,968

                                                       363,429
Functions Closely Related
To Banking (1.37%)
   BIL GT Group                          400           236,388

Miscellaneous Chemical
Products (1.99%)
   CIBA Geigy Ag-Reg                     390           344,023

Pulp Mills (0.24%)
   Attisholz AG                           70            39,786

Special Industry Machinery (1.86%)
   Bobst SA                              120           187,720
   Sulzer AG                             250           133,620

                                                       321,340
Sugar & Confectionary Products (2.38%)
   Nestle                                370           410,307

                                                     1,913,248
THAILAND (2.61%)

Commercial Banks (1.21%)
   Bangkok Bank                       17,000           206,517

Non-Classifiable
Establishments (1.40%)
   Thailand International Fund             8           242,000

                                                       448,517
UNITED KINGDOM (10.71%)

Commerical Banks  (0.89%)
   Bank of Ireland                    21,000           153,894

Construction & Related
 Machinery (0.68%)
   Powerscreen International PLC      19,400           116,717

Crude Petroleum & Natural
Gas (1.15%)
   Hardy Oil & Gas                    63,000           198,562

Electric Services (1.91%)
   Northern Ireland Electric          49,100           330,087

Investment Offices (0.36%)
   Invesco PLC                        16,000    $       62,974

Miscellaneous  Non-Durable
Goods (2.02%)
   Grand Metropolitan PLC             48,300           347,956

Primary Nonferrous Metals (1.36%)
   British Steel PLC                  93,000           234,998

Pulp Mills (0.35%)
   Babcock International Group        27,740            61,158

Sand & Gravel (0.26%)
   Bardon Group PLC                   87,700            44,593

Telephone Communication (0.62%)
   Cable & Wireless PLC               14,900           106,415

Water Supply (1.11%)
   Wessex Water PLC                   35,012           189,713

                                                     1,847,067


                         Total Common Stocks        16,650,776

Preferred Stocks (0.54%)

AUSTRIA (0.54%)

Highway & Street Construction (0.54%)
  BAU Holdings AG                      2,430            91,454


                                      Principal
                                       Amount          Value


Bonds (1.14%)

MEXICO (1.14%)

Fire Marine & Casualty
Insurance (1.14%)
   Alfa SA Convertible Subordinated
     Debentures; 8.00%; 9/15/00     $200,000(b)  $     196,000

Federal Agency Short-Term
Obligations (2.03%)

  Federal Home Loan Mortgage
   Corporation
   5.75%; 1/2/96                     350,000           350,000


  Total  Portfolio Investments (100.21%)            17,288,230

Liabilities, net of cash, receivables
   and other assets (0.21%)                            (37,096)


                   Total Net Assets (100.00%)      $17,251,134




(a) Non-income producing security - No dividend paid during the past twelve months.
(b)    Restricted Securities - See Note 4 to the financial statements.

Mortgage-Backed Securities Portfolio

      Description of Issue
 ---------------------------------    Principal
 Type        Rate       Maturity       Amount        Value

Federal National Mortgage Association (FNMA)
Certificates (50.20%)

FNMA           6.00%   11/1/23     $   731,628     $  707,404
FNMA           7.00     8/1/23       3,589,996      3,620,332
FNMA           7.50     6/1/23         938,323        962,335
FNMA           8.00  7/1/19-3/1/23   1,442,973      1,498,623
FNMA           8.50     1/1/25         480,063        501,277

                     Total FNMA Certificates        7,289,971

Government National Mortgage Association (GNMA)
Certificates (41.08%)

GNMA I       6.00      12/15/23        983,527         956,982
GNMA I       6.50  12/15/23-1/15/24  2,787,967       2,766,722
GNMA I       7.50   6/15/23-9/15/23  1,075,234       1,107,061
GNMA I       8.00       5/15/23        711,584         741,868
GNMA II      6.50      10/20/25        399,295         393,257


                    Total  GNMA Certificates         5,965,890

Federal Home Loan Mortgage Corporation
(FHLMC) Certificates (6.80%)

FHLMC Gold   5.50   2/1/24-3/1/24      786,609         743,563
FHLMC Gold   6.00        4/1/24        252,551         244,346


                   Total  FHLMC Certificates           987,909


         Total Portfolio Investments (98.08%)       14,243,770

Cash, receivables and other assets,
net of liabilities (1.92%)                             279,278


                   Total Net Assets (100.00%)      $14,523,048

See accompanying notes.

FINANCIAL HIGHLIGHTS

PRINCIPAL SPECIAL MARKETS FUND, INC.

                                                    International Securities                 Mortgage-Backed Securities
                                                            Portfolio                                  Portfolio
                                                  -------------------------------          ------------------------------
                                                    Year       Year       Period             Year       Year       Period
                                                    Ended      Ended       Ended             Ended      Ended       Ended
                                                  Dec. 31,   Dec. 31,    Dec. 31,          Dec. 31,   Dec. 31,    Dec. 31,
                                                    1995       1994       1993(a)            1995       1994       1993(a)


Net Asset Value at Beginning of Period.......     $11.29     $12.87      $10.01          $  9.11      $10.10       $10.01

Income from Investment Operations:
   Net Investment Income.....................        .19        .13         .07              .65         .63          .34
   Net Realized and Unrealized Gains (Losses)
     on Investments and Foreign Currency.....       1.11       (.95)       2.91             1.06        (.99)         .09

            Total from Investment Operations        1.30       (.82)       2.98             1.71        (.36)         .43

Less Distributions:
   Dividends (from net investment income)....       (.10)      (.12)    (.10)               (.65)       (.63)        (.34)
   Excess distribution of net investment
     income..................................       (.07)      (.13)        -                -          -             -
   Distributions (from capital gains)........       (.72)      (.51)    (.02)                -          -             -

                         Total Distributions        (.89)      (.76)       (.12)            (.65)       (.63)        (.34)

Net Asset Value at End of Period.............     $11.70     $11.29      $12.87           $10.17     $  9.11       $10.10



Total Return.................................       12.02%    (6.45)%    29.95%(c)          19.26%    (3.60)%      4.47%(c)

Ratios/Supplemental Data:
   Net Assets, End of Period (in thousands)..    $17,251    $15,542     $16,838          $14,523    $14,714      $24,309
   Ratio of Expenses to Average Net Assets...        .90%       .90%        .90%(b)          .45%        .45%         .45%(b)
   Ratio of Net Investment Income to Average
     Net Assets..............................       1.79%       .94%       1.21%(b)         6.66%       6.56%        5.23%(b)
   Portfolio Turnover Rate...................        46.0%      37.0%      6.9%(b)           9.9%       41.8%        9.6%(b)

(a)Period from May 7, 1993, date shares first offered to the public, through December 31, 1993. Net investment income, aggregating $.01 per share for the International Securities Portfolio and $.01 per share for the Mortgage-Backed Securities Portfolio for the period from the initial purchase of shares on April 26, 1993 through May 6, 1993, was recognized, none of which was distributed from the International Securities Portfolio and all of which was distributed from the Mortgage-Backed Securities Portfolio to the sole shareholder, Principal Mutual Life Insurance Company, during the period. Additionally, the Mortgage-Backed Securities Portfolio incurred unrealized gains on investments of $.01 per share during the intitial interim period. This represented activities of each portfolio prior to the initial offering.

(b)Computed on an annualized basis.

(c)Total return amounts have not been annualized.

                       REPORT OF INDEPENDENT AUDITORS





The Boards of Directors and Shareholders
Principal Special Markets Fund, Inc.







We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Principal Special Markets Fund, Inc. (comprising, respectively, the International Securities and Mortgage-Backed Securities Portfolios) as of December 31, 1995, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Principal Special Markets Fund, Inc. at December 31, 1995, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.



Ernst & Young LLP




Des Moines, Iowa
January 19, 1996

   FEDERAL INCOME TAX INFORMATION






     Information for federal income tax purposes is presented as an aid to shareholders in reporting the dividend distributions shown below. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

                                                      Year Ended December 31, 1995

                                       Per Share                                        Per Share
                             Income Dividend Distributions                     Capital Gain Distributions
                                                                                                                           Total
                                                                                                            Total        Dividends
                      Payable      Per      Total      Deductible      Payable      Long-      Short-   Capital Gain        and
                       Date       Share   Dividends    Percentage*      Date        Term**    Term***   Distributions  Distributions

 International
 Securities Portfolio 1/31/95    $.0362                    -           1/31/95     $.2722     $  -
                     12/28/95     .1345                               12/28/95      .3400     .1100
                                           $.1707                                                          $.7222          $.8929

                                            Per Share Income Dividend Distributions/Payable Date


                          2/1/95   3/1/95   4/3/95  5/1/95   6/1/95   7/3/95   8/1/95   9/1/95  10/2/95  11/1/95  12/1/95  12/29/95
 Mortgage-Backed
 Securities Portfolio     $.0513   $.0553   $.0585  $.0510   $.0547   $.0575   $.0480  $.0542   $.0555   $.0526   $.0545   $.0554



 *Percent qualifying for deduction by shareholders who are corporations.

 **Taxable as long-term capital gain.

 ***Taxable at ordinary income rates.